Prospectus Supplement                                         82231 4/02

dated April 4, 2002 to:

PUTNAM GLOBAL EQUITY FUND

Prospectus dated June 30, 2001, as revised January 30, 2002

The fund's Trustees have approved in principle the merger of this fund into Putnam Global Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies worldwide. For more information about Putnam Global Growth Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months.